Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of September 9, 2025, by and among Inspire Veterinary Partners, Inc., a Nevada corporation (the “Company”) and the undersigned (the “Investor”), and amends that certain Securities Purchase Agreement, dated as of July 28, 2025 (the “Securities Purchase Agreement”), by and among the Company and each of the investors listed on the Schedule of Buyers attached thereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

WHEREAS, the Company and the Investor desire to amend certain provisions of the Securities Purchase Agreement pursuant to Section 9(e) thereof.

WHEREAS, pursuant to Section 9(e) of the Securities Purchase Agreement, the Company and the Required Holder may amend the terms of the Securities Purchase Agreement, which amendment shall be binding on all Buyers and holders of Securities.

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor, intending to be legally bound, hereto agree as follows:

1. Amendments. As of the Effective Time (as defined below):

(a) The Schedule of Buyers to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A (the “Amended and Restated Schedule of Buyers”) attached hereto.

(b) The definition of “Transaction Documents” in the Securities Purchase Agreement is hereby amended to include this Amendment and the Joinder (as defined below).

2. New Buyer; Joinder. As of the Effective Time, a certain investor desires to become a “Buyer” under the Securities Purchase Agreement (the “New Buyer”) with all of the rights and obligations of a Buyer under the Securities Purchase Agreement and the other Transaction Documents by executing and delivering to the Company a joinder substantially in the form attached hereto as Exhibit B (the “Joinder”) and a signature page to each of the Securities Purchase Agreement and Registration Rights Agreement. Effective as of the Effective Time, the Investor hereby consents to the amendment to each of the Securities Purchase Agreement and the Registration Rights Agreement to attach the signature page of the New Buyer thereto.

3. Acknowledgement; Ratification of Obligations. The Company and the Investor hereby confirm and agree that, except as set forth in Sections 1 and 2 above, (i) the Securities Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Company or the Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document. This Amendment forms an integral and inseparable part of the Securities Purchase Agreement.

4. No Material Non-Public Information. Nothing in this Amendment constitutes material non-public information and the Company has previously disclosed all material, non-public information (if any) provided to the Investor by the Company or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by hereby. The Company acknowledges and agrees that no confidentiality or similar obligations under any agreement, whether written or oral, between the Company, or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates on the other hand, relating to the transactions contemplated hereby, exists as of the date hereof. Notwithstanding anything contained in this Amendment to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Investor shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to any material, non-public information regarding the Company.

5. Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Amendment or any other Transaction Document are several and not joint with the obligations of any other Buyer, and the Investor shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, or any other Transaction Document and the Company acknowledges that the Investor and the other Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any other amendment and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any other amendment or out of any other Transaction Documents, and it shall not be necessary for any other Buyers to be joined as an additional party in any proceeding for such purpose.

6. Effectiveness. Section 1 of this Amendment shall become effective upon the later of (x) the due execution and delivery by the Company and the Investor of this Amendment and (y) the due execution and delivery by the New Buyer and the Company of the Joinder (the “Effective Time”).

7. References. As of the Effective Time, all references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Securities Purchase Agreement and the other Transaction Documents shall refer to the Securities Purchase Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Securities Purchase Agreement (as amended hereby) and references in the Securities Purchase Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to July 28, 2025.

8. Fees. The Company shall promptly reimburse Kelley Drye & Warren, LLP (counsel to the Holder), on demand, a nonaccountable amount of $25,000 for the legal fees and expenses in connection with the preparation and negotiation of this Amendment and the transactions contemplated hereby.

9. Miscellaneous. Section 9 of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

INSPIRE VETERINARY PARTNERS, INC.

By:	/s/ Kimball Carr
Name:	Kimball Carr
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:

By:
Name:
Title:

EXHIBIT A

AMENDED AND RESTATED SCHEDULE OF BUYERS

EXHIBIT C

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder”) dated as of September 10, 2025 (the “Effective Date”), between Inspire Veterinary Partners, Inc., a Nevada corporation (the “Company”) and KCP Fund I, LLC (the “New Buyer”).

1. Reference is made to (x) that certain Securities Purchase Agreement, dated as of July 28, 2025 (the “Securities Purchase Agreement”), by and among the Company and the investors listed on the signature pages thereto and (y) Amendment No. 1 to the Securities Purchase Agreement, dated September 9, 2025 (the “Amendment No. 1”, and the Securities Purchase Agreement, as amended, the “Amended Securities Purchase Agreement”).

2. The Company hereby agrees that, effective upon the Effective Date (as defined in Amendment No. 1), the New Buyer (i) shall be deemed a “Buyer” under the Amended Securities Purchase Agreement, as such term is defined therein, (ii) shall be deemed a “Buyer” under the Registration Rights Agreement (as defined in the Amended Securities Purchase Agreement), (iii) shall be deemed a “Holder” under the terms of the Irrevocable Transfer Agent Instructions, (iv) shall be entitled to all of the applicable rights and bound by all of the applicable obligations of each of the Transaction Documents (as defined in the Amended Securities Purchase Agreement), (v) represents and warrants that the representations and warranties of the Company contained in the Amended Securities Purchase Agreement are true and correct as if made by the Company to the New Buyer on the date hereof and (vi) authorizes any officer or other authorized representative of the Company to attach the signature pages to the Amended Securities Purchase Agreement and the Registration Rights Agreement, attached hereto as Exhibit A and Exhibit B, respectively, to the Amended Securities Purchase Agreement and the Registration Rights Agreement, as applicable, and, in accordance with Section 1.(a) of Amendment No. 1, to include the New Buyer to the Schedule of Buyers under the Amended Securities Purchase Agreement.

3. The New Buyer (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of each of the Amended Securities Purchase Agreement and the Registration Rights Agreement are required to be performed by it as a Buyer and, as of the Effective Date, the terms of each of the Amended Securities Purchase Agreement and the Registration Rights Agreement shall be the binding obligations of the New Buyer, and (ii) represents and warrants that the representations and warranties of the Buyer contained in the Amended Securities Purchase Agreement are true and correct as if made by the New Buyer on the date hereof.

4. Each of the parties hereto represent and warrant that it is duly authorized to enter into this Joinder.

5. Section 9 of the Amended Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

In witness whereof, the parties hereto have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INSPIRE VETERINARY PARTNERS, INC.

By:	/s/ Kimball Call
	Name:	Kimball Carr
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BUYER

By:
Name:
Title:

EXHIBIT A

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

By:
Name:
Title:

EXHIBIT B

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

By:
Name:
Title:

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